EXHIBIT 24.1




                       ALLIANCE CAPITAL MANAGEMENT L.P. II

                                POWER OF ATTORNEY

      Each person whose signature appears below hereby constitutes and appoints Dave H. Williams, John D. Carifa and David R. Brewer, and each of them, with full power to act without the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her own name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of the registrant's units representing limited partnership interests of the registrant to be offered by Alliance Capital Management L.P. ("Alliance Holding") in exchange for units of Alliance Holding following the issuance of all the units representing limited partnership interests of the registrant to Alliance Holding in connection with the transfer by Alliance Holding of its business to the registrant and any and all amendments (including post-effective amendments and other amendments thereto) to such Registration Statement and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing as he or she could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Signature                       Title                         Date
        ---------                       -----                         ----

/s/ Dave H. Williams           Chairman of the Board               July 4, 1999
----------------------------   and Director
(Dave H. Williams)


/s/ Luis Javier Bastida        Director                            July 21, 1999
----------------------------
(Luis Javier Bastida)


/s/ Donald H. Brydon           Director                            July 6, 1999
----------------------------
(Donald H. Brydon)


/s/ Bruce W. Calvert           Director                            July 4, 1999
----------------------------
(Bruce W. Calvert)


/s/ John D. Carifa             Director                            July 4, 1999
----------------------------
(John D. Carifa)


/s/ Henri de Castries          Director                            July 7, 1999
----------------------------
(Henri de Castries)


/s/ Kevin C. Dolan             Director                            July 6, 1999
----------------------------
(Kevin C. Dolan)


/s/ Denis Duverne              Director                            July 5, 1999
----------------------------
(Denis Duverne)

        Signature                       Title                         Date
        ---------                       -----                         ----

/s/ Alfred Harrison            Director                            July 5, 1999
----------------------------
(Alfred Harrison)


/s/ Herve Hatt                 Director                            July 6, 1999
----------------------------
(Herve Hatt)


/s/ Michael Hegarty            Director                            July 6, 1999
----------------------------
(Michael Hegarty)


/s/ Benjamin D. Holloway       Director                            July 6, 1999
----------------------------
(Benjamin D. Holloway)


/s/ Edward D. Miller           Director                            July 12, 1999
----------------------------
(Edward D. Miller)


/s/ Peter D. Noris             Director                            July 6, 1999
----------------------------
(Peter D. Noris)


/s/ Frank Savage               Director                            July 6, 1999
----------------------------
(Frank Savage)


/s/ Stanley B. Tulin           Director                            July 12, 1999
----------------------------
(Stanley B. Tulin)


/s/ Reba W. Williams           Director                            July 21, 1999
----------------------------
(Reba W. Williams)


/s/ Robert B. Zoellick         Director                            July 9, 1999
----------------------------
(Robert B. Zoellick)


/s/ Robert H. Joseph, Jr.      Senior Vice President and           July 8, 1999
----------------------------   Chief Financial Officer
(Robert H. Joseph, Jr.)


/s/ Gerard J. Friscia          Senior Vice President               July 19, 1999
----------------------------   and Controller
(Gerard J. Friscia)


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